Exhibit 10.10

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO AMENDMENT TO BRANDED DISTRIBUTOR MARKETING

AGREEMENT—MULTI-BRAND

This First Amendment to Amendment to Branded Distributor Marketing Agreement—Multi-Brand (“Agreement”), dated effective as of October 1, 2012 (the “Effective Date”), is entered into by and between VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“VMSC”) and GPM INVESTMENTS, LLC (“Distributor”).

RECITALS

A. VMSC and Distributor entered into an Amendment to Branded Distributor Marketing Agreement - Multi-Brand, dated effective as of January 1, 2012 (as amended hereby, the “Agreement”), which set forth certain amendments to the Branded Distributor Marketing Agreement (Multi-Brand), dated January 1, 2012 (the “DMA”).

B. VMSC and Distributor now desire to amend the Agreement to add an additional amendment to the DMA on the terms and conditions set forth herein, to be effective from and after the Effective Date.

NOW THEREFORE, in consideration of the terms, conditions, and covenants set forth in this Agreement, VMSC and Distributor agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein.

2. Amendment. From and after the Effective Date, a new Section 23 is added to the Agreement as follows:

23. [*.*]. VMSC agrees that, beginning on October 1, 2012, the provisions of this section will apply and override any conflicting provisions in VMSC’s [*.*] from time to time. The following capitalized terms have the following meanings: [*.*] means, at a given point in time, the [*.*] under this Agreement, for each [*.*]. [*.*] means each of the following [*.*] listed [*.*] below: [*.*].

For each [*.*], the [*.*] beginning on October 1, 2012 will be those set forth in the definition of [*.*] above; provided however, that VMSC reserves the right to modify the [*.*] at any time upon 90 days’ written notice to Distributor, so long as the [*.*].

3. Miscellaneous.

a. Except as amended hereby, the Agreement remains full force and effect and is hereby ratified and confirmed by the parties.

b. This Amendment shall be binding on and inure to the benefit of the parties and their permitted successors and assigns.

c. In the event of a conflict or discrepancy between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Amendment as of the Effective Date.

DISTRIBUTOR: GPM INVESTMENTS, LLC		VMSC: VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Chris Giacabone	By:	/s/ David M. Parker
Name:	Chris Giacabone		David M. Parker, Senior Vice President
Title:	COO